Annual Report     January 31, 2000

Prudential
Mid-Cap Value Fund

(LOGO)

A Message From the Fund's President                              March 16, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
On March 1, 2000, the Board of Trustees for Prudential Mid-Cap Value Fund decided that it was in our shareholders' best interest to liquidate the Fund as soon as possible, but no later than July 31, 2000. (You should have already received a letter informing you of your options for disposition of your investment.) The decision to liquidate was made after careful consideration. Except for short periods, over most of the life of the Fund, investors shunned value stocks in favor of growth stocks. As a result, it has been difficult for the Fund to gather enough assets to operate efficiently.

Performance
For most of the 12 months ended January 31, 2000, Prudential Mid-Cap Value Fund struggled against a hostile market. Over this reporting period, the S&P Mid-Cap 400/Barra Growth Index beat the corresponding Value Index by 27 percentage points--a much larger style differential than in any other market capitalization range. This is a huge disadvantage for value managers. In April, we had a hint of what a favorable investment environment would do for the Fund's strict value style, but its very strong 12% one-month gain barely offset the difficult conditions through the rest of its reporting period. Its 12-month return was only 1.70%. Including sales charges, the Fund's Class A shares returned -3.39%.

According to the most recent publicly available data, Prudential Mid-Cap Value Fund has been among the most value-focused funds in its Lipper category. By today's standards, its average price/earnings ratio of 12.4 and price-to-book value ratio of 1.5 (on January 31) are very low. In a strongly unfavorable environment for value investors, this style purity held down the Fund's return considerably.

New benchmark
Our benchmark in this report reflects the new categories for mutual funds introduced by Lipper Inc. Funds now are classified by their actual holdings instead of by their objectives; mid-cap funds are either a value, growth, or core peer group. Prudential Mid-Cap Value Fund trailed the 6.50% return of its Lipper benchmark primarily because it held significantly less technology stocks than its peers.

We thank you for your commitment to Prudential Mid-Cap Value Fund.

Sincerely,

John R. Strangfeld
President
Prudential Mid-Cap Value Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Jay Kaplan
Fund Manager

Investment Goals and Style
Prudential Mid-Cap Value Fund provides an opportunity for long-term capital growth. It invests primarily in stocks of medium-sized companies the manager believes to be undervalued. We follow a traditional value investment style: we look for good businesses with sound management that are selling for substantially less than a fair price. We are aiming at good risk-adjusted returns consistently. There can be no assurance that the Fund will achieve its investment objective.

New economy/old economy
In 1999, the majority (63%) of stocks listed on the New York Stock Exchange actually declined in value. Over our reporting period (the 12 months ended January 31), entire sectors of the S&P Mid-Cap 400--such as financials, consumer cyclicals, basic materials, and consumer staples--had negative average returns, while the strongest gains were concentrated in technology stocks. The S&P Mid-Cap 400 Technology Index rose to a price more than 86 times the average annual earnings for the group (compared with 23 to 30 times for the overall S&P Mid-Cap 400). Many investors believe--and we agree--that technology will transform the way people live and how business is done, but they appear to focus on technology stocks almost to the exclusion of others. We'd like to look more closely at who is going to profit from this technological watershed.

Conventional wisdom today contrasts "new economy" with "old economy" companies. New economy companies provide information technology equipment or services;
old economy companies provide clothing, food, transportation, retail services, financial services, medical care, and industrial goods such as metals, energy commodities, and construction equipment. It is clear that demand for old economy products and services is not going to go away. What does this mean for investors?

Opportunities in technology have been attracting both entrepreneurial young people and investment capital to new companies at a rapid rate. As a result, competition is fierce and unpredictable. Many new economy companies make no profits, while many of those that do are likely to find their profits squeezed by new competitors because of the easy availability of venture financing. While competition may constrain profits, share prices are often at multiples of today's sales that were unheard of until last year. Some investors make out very well from this intense activity, especially in the short term, but we think the risks are high.

Don't count on the old economy to forfeit!
What about old economy companies? Many are using technological advances to transform their operations. Manufacturers, including the auto companies, are moving toward building on demand and to using Internet-based procurement to reduce costs. Retailers are reducing inventories and eliminating waste. Businesses are tracking their customers' purchases more closely to improve stocking. Established retailers with familiar brand names and customer loyalty can add new capacities to their existing strengths.

Many--notably bookstores and clothing companies--are now selling from their own websites, with the added advantage of having brick-and-mortar sites where you can see the actual product or return unwanted goods. Existing brand franchises give them an advertising cost advantage. When a company with established expertise adds the benefits of new technology, it is often in a stronger position than an enterprise starting from scratch. Moreover, companies that sell services, such as hospital management, can benefit from improved procurement, while the demand for many of the labor-intensive health services is not likely to be reduced by technology.

Here's where we have found value: Industrials--the neglected sector
As value investors, we buy companies whose earnings prospects are not reflected in their stock prices. About 18% of our holdings at period end--down from 30% a year ago--were the industrial companies that benefit from an expanding economy. In the aggregate, they made only a modest contribution to our return. We had particularly poor performance from GenCorp, a producer of components and fine chemicals for the aerospace industry. It spun off OMNOVA, a chemicals operation that had been distracting its managers from GenCorp's core businesses.

Performance at a Glance

Cumulative Total Returns1                As of 1/31/00

                                      One         Since
                                     Year       Inception2
Class A                              1.70%        -21.73%
Class B                              1.05         -22.51
Class C                              1.05         -22.51
Class Z                              1.96         -21.53
Lipper Mid-Cap Value Fund Avg.3      6.50          -5.83

Average Annual Total Returns1                  As of 1/31/00

                                      One         Since
                                     Year       Inception2
Class A                              -3.39%       -15.78%
Class B                              -3.95        -15.75
Class C                              -0.96        -14.25
Class Z                               1.96        -13.12

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 5/11/98.

3 Lipper average returns are for all funds in each share class for the one-year and since inception periods in the Mid-Cap Value Fund category. The Lipper average is unmanaged. Mid-Cap Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P(R) Mid-Cap 400 Index. Mid-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. These funds will normally have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure compared to the U.S. diversified mid-cap funds universe average.

S&P(R) is a registered trademark of The McGraw-Hill Companies, Inc.

Review Cont'd.
-------------------------------------------------------------------------------
Our oil industry holdings, however, had strong returns, led by Vintage Petroleum and Kerr McGee. Devon Energy and Sante Fe Snyder also had good performance. All benefited from the sharp increase in the price of oil after OPEC tightened production quotas.

Underpriced assets attract buyers
If individual investors don't currently appreciate these stocks, other businesses are taking advantage of the bargains. We benefited from nine takeovers. Case, Platinum Technologies, Premark International, and World Color Press were takeovers that also were among the largest contributors to our return. We also benefited from the breakup of the scientific instrument manufacturer Varian into several more focused technology companies. Varian Medical Systems was among our best performers.

Healthcare is recovering
Healthcare stocks have been depressed by a nationwide attempt to bring down healthcare costs. Pricing is beginning to recover as it becomes clearer that providers were being pushed to the wall. Three hospital managers--Health Management Associates, Tenet, and Quorum--made positive contributions to our return, as did Foundation Health, an HMO. Health Management was among our better performers, with its stock price reflecting improvement in same-hospital statistics for both admissions and profit margins.

Financials mixed
Our regional bank and savings and loans--including Astoria Financial (see table of Five Largest Holdings)--suffered from rising interest rates and a slowdown in mortgage refinancing.


Five Largest Holdings   Expressed as a percentage of net assets as of 1/31/00

Security/Industry
 % of Net Assets                Comments
Financial Security Assurance    Insures the payments on municipal bonds and asset-backed securities. A well-managed
Insurance                       company in a stable business, FSA's net income grew 21% in 1999. Book value (a good
2.8%                            valuation measure for insurance companies) rose every year since 1994, aggregating
                                72% growth. P/E: 9.7 X earnings. In mid-March, FSA agreed to be acquired by Dexia,
                                Europe's largest municipal lender, for $76 a share, 32% above the previous day's closing price.

Supervalu                       Food retailer and distributor. We took shares in Supervalu for our Richfood Holdings
Food                            stock upon its acquisition last August. The purchase is expected to accelerate Supervalu's
2.5%                            earnings growth, now averaging 24% a year over five years. Recent contract to provide food distribution for Kmart stores estimated to add $2.3 billion in sales. P/E: 9.7 X earnings.

Amerus Life Holdings, Inc.      The first mutual insurance firm in the United States to demutualize (1996), became a half-public
Insurance                       hybrid. In 1999, Amerus announced it would demutualize completely; the prospect of additional
2.4%                            stock supply drove the share prices down, but we had a modest gain. We think the market will absorb this supply, and the inherent strength of the company will be realized. P/E: 7.5 X earnings.

Tenet Healthcare Corp.          Second-largest hospital chain in the United States. Sales were up 10% in 1999. Should benefit
Healthcare                      from recovery of industry pricing, its continued cost-control efforts, and the growth in
2.3%                            healthcare demand as the average age in the United States rises. P/E: 11.8 X earnings.

Astoria Financial Corp.         Savings and Loan. Stock hurt by interest-rate concerns and a slowdown in mortgage lending.
Financial Services              Now has second largest share of Long Island market; expected to be a valuable franchise.
2.3%                            Has been repurchasing stock. P/E: 6.0 X earnings.

Our insurance companies have been suffering from poor pricing in the industry. We expect tight pricing eventually to remove the weaker companies from the market. Indeed, pricing appears to have bottomed recently. The stocks of our companies, all well managed, were priced as though the industry would never recover. A few of our larger holdings had positive returns--Amerus Life Holdings (see table), PMI Group, and Financial Security Assurance (see table)--but overall, the group was a significant drag on our performance, particularly Reinsurance Group of America.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual funds 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Prudential is committed to meeting shareholders' needs. That is why we continue to upgrade and make improvements to our website. Please send us your comments about how we can continue to improve our site to meet your needs.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Mutual Fund Automated Service: (800) 225-1852

Main Menu                        Submenus
1. Account information           1. Account balance
                                 2. Transactions
                                 3. Order forms
2. Prices and yields
3. Transactions
4. Order checks and statements
5. PIN change

Portfolio Composition
Sectors expressed as a percentage of net assets as of 1/31/00
Consumer Growth              26%
Finance                      25
Industrial                   18
Consumer Cyclical             7
Energy                        6
Technology                    6
Utility                       5
Cash & Equivalents            7

Portfolio of Investments as of January 31, 2000   PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--92.5%
COMMON STOCKS
------------------------------------------------------------
Aerospace/Defense--0.5%
   5,000     Litton Industries, Inc.(a)             $   212,188
------------------------------------------------------------
Apparel--1.5%
  18,900     Liz Claiborne, Inc.                        639,056
------------------------------------------------------------
Auto & Truck--1.6%
  20,700     Borg-Warner Automotive, Inc.               696,038
------------------------------------------------------------
Chemicals--3.6%
  32,900     Agrium, Inc., (Canada)                     306,381
  40,600     Ck Witco Corp.                             484,662
  30,400     Ferro Corp.                                592,800
  13,000     Hanna (M.A.) Co.                           148,688
                                                    -----------
                                                      1,532,531
------------------------------------------------------------
Diversified Manufacturing--2.7%
  12,600     FMC Corp.(a)                               677,250
  15,000     Lancaster Colony Corp.                     476,250
                                                    -----------
                                                      1,153,500
------------------------------------------------------------
Electrical Equipment--2.6%
  11,600     Applied Power Inc.                         323,350
  35,900     Belden, Inc.                               774,094
                                                    -----------
                                                      1,097,444
------------------------------------------------------------
Electrical Utilities--4.6%
  49,200     Niagara Mohawk Hldgs. Inc.(a)              618,075
  11,500     NSTAR                                      482,281
  11,400     Pinnacle West Capital Corp.                351,975
  32,164     Sierra Pacific Resources                   514,624
                                                    -----------
                                                      1,966,955
Electronics--5.1%
  45,300     Arrow Electronics, Inc.                $   951,300
   9,500     Avnet, Inc.                                510,031
  24,300     Harris Corp.                               704,700
                                                    -----------
                                                      2,166,031
------------------------------------------------------------
Exploration & Production--6.5%
  11,000     Devon Energy Corp.(a)                      386,375
  10,810     Kerr-McGee Corp.                           598,604
 134,500     Santa Fe Snyder Corp.(a)                   983,531
  60,700     Vintage Petroleum, Inc.                    777,719
                                                    -----------
                                                      2,746,229
------------------------------------------------------------
Financial Services--11.0%
  34,100     Astoria Financial Corp.                    993,162
  31,720     Charter One Financial Inc.                 616,558
  10,900     Deluxe Corp.                               291,575
  38,500     Federated Investors, Inc.                  760,375
  38,800     Heller Financial Inc.                      807,525
  57,800     Peoples Heritage Financial Group,
                Inc.                                    848,938
  13,034     Waddell + Reed Financial, Inc.
                (Class B)                               364,137
                                                    -----------
                                                      4,682,270
------------------------------------------------------------
Food Distribution--2.5%
  59,985     SUPERVALU, Inc.                          1,079,730
------------------------------------------------------------
Foods--4.5%
  44,200     International Home Foods, Inc(a)           676,812
  24,200     Interstate Bakeries Corp.                  370,563
  20,700     Suiza Foods Corp.(a)                       851,287
                                                    -----------
                                                      1,898,662

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of January 31, 2000   PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------

Shares       Description                           Value (Note 1)
------------------------------------------------------------
Health Care--11.2%
  66,900     Beverly Enterprises Inc                $   246,694
  69,000     Foundation Health Systems, Inc.            707,250
  20,700     Health Management Associates,
                Inc.(a)                                 288,506
  73,100     Quorum Health Group, Inc.                  701,303
  43,700     Tenet Healthcare Corp.(a)                  994,175
  32,100     Trigon Healthcare, Inc.(a)                 977,044
  19,300     Universal Health Services, Inc.(a)         862,469
                                                    -----------
                                                      4,777,441
------------------------------------------------------------
Hotels & Leisure--3.0%
  18,800     Harrah's Entertainment, Inc.(a)            374,825
  83,500     Park Place Entertainment Corp.             876,750
                                                    -----------
                                                      1,251,575
------------------------------------------------------------
Household Furnishings--1.0%
  25,100     Furniture Brands International,
                Inc.(a)                                 426,700
------------------------------------------------------------
Housing--0.6%
  20,700     D.R. Horton, Inc.                          239,344
------------------------------------------------------------
Insurance--14.4%
  51,100     Amerus Life Hldgs., Inc.                 1,041,162
  25,200     Enhance Financial Services Group
                Inc.                                    351,225
  37,900     Everest Reinsurance Hldgs.                 954,606
  21,700     Financial Security Assurance Hldgs.
                Ltd.                                  1,197,569
  32,400     Old Republic International Corp.           392,850
  18,000     PMI Group, Inc. (The)                      742,500
  41,276     Reinsurance Group of America, Inc.         913,232
  17,900     ReliaStar Financial Corp.                  531,406
                                                    -----------
                                                      6,124,550
------------------------------------------------------------
Media--3.2%
  48,000     Belo (A.H.) Corp.                          762,000
  18,200     Central Newspapers, Inc.                   593,775
                                                    -----------
                                                      1,355,775
Miscellaneous Industrial--7.5%
  19,300     Crane Co.                              $   377,556
  28,900     Harsco Corp.                               778,494
  23,600     IDEX Corp.                                 634,250
  24,600     Pentair, Inc.                              824,100
  45,600     U.S. Industries, Inc.                      589,950
                                                    -----------
                                                      3,204,350
------------------------------------------------------------
Recreation & Other Consumer Goods--0.6%
  12,300     Brunswick Corp.                            232,931
------------------------------------------------------------
Retail--2.7%
  21,400     Burlington Coat Factory Warehouse
                Corp.                                   226,037
  17,000     Payless Shoesource Inc.                    692,750
  18,900     Ross Stores, Inc.                          240,975
                                                    -----------
                                                      1,159,762
------------------------------------------------------------
Waste Management--1.7%
  60,700     Republic, Services, Inc.(a)                713,225
                                                    -----------
             Total long-term investments
                (cost $46,392,516)                   39,356,287
                                                    -----------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--9.4%
------------------------------------------------------------
REPURCHASE AGREEMENT
   4,009     Joint Repurchase Agreement Account,
                5.71%, 2/1/00
                (cost $4,009,000; Note 5)             4,009,000
                                                    -----------
------------------------------------------------------------
Total Investments--101.9%
             (cost $50,401,516; Note 4)              43,365,287
             Liabilities in excess of other
                assets--(1.9%)                         (805,033)
                                                    -----------
             Net Assets--100%                       $42,560,254
                                                    -----------
                                                    -----------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities               PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------

Assets                                                                                                           January 31, 2000
Investments, at value (cost $50,401,516)..................................................................        $ 43,365,287
Cash......................................................................................................               4,048
Receivable for investments sold...........................................................................           1,649,397
Due from manager..........................................................................................              79,781
Dividends and interest receivable.........................................................................              45,369
Prepaid expenses..........................................................................................               2,763
Receivable for Fund shares sold...........................................................................               2,079
                                                                                                                ----------------
   Total assets...........................................................................................          45,148,724
                                                                                                                ----------------
Liabilities
Payable for Fund shares reacquired........................................................................           2,030,679
Payable for investments purchased.........................................................................             416,403
Accrued expenses..........................................................................................             111,207
Management fee payable....................................................................................              29,211
Distribution fee payable..................................................................................                 970
                                                                                                                ----------------
   Total liabilities......................................................................................           2,588,470
                                                                                                                ----------------
Net Assets................................................................................................        $ 42,560,254
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $      5,461
   Paid-in capital in excess of par.......................................................................          62,689,716
                                                                                                                ----------------
                                                                                                                    62,695,177
   Undistributed net investment income....................................................................             215,623
   Accumulated net realized loss on investments...........................................................         (13,314,317)
   Net unrealized depreciation on investments.............................................................          (7,036,229)
                                                                                                                ----------------
Net assets, January 31, 2000..............................................................................        $ 42,560,254
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($1,595,188 / 204,818 shares of beneficial interest issued and outstanding).........................                $7.79
   Maximum sales charge (5% of offering price)............................................................                  .41
                                                                                                                ----------------
   Maximum offering price to public.......................................................................                $8.20
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,310,218 / 298,351 shares of beneficial interest issued and outstanding).........................                $7.74
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($263,475 / 34,027 shares of beneficial interest issued and outstanding)............................                $7.74
   Sales charge (1% of offering price)....................................................................                  .08
                                                                                                                ----------------
   Offering price to public...............................................................................                $7.82
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($38,391,373 / 4,922,711 shares of beneficial interest issued and outstanding)......................                $7.80
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL MID-CAP VALUE FUND
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         January 31, 2000
Income
   Dividends (net of foreign withholding
      taxes of $6,712).....................     $    727,443
   Interest................................          302,771
                                              ----------------
      Total income.........................        1,030,214
                                              ----------------
Expenses
   Management fee..........................          451,130
   Distribution fee--Class A...............            4,485
   Distribution fee--Class B...............           30,476
   Distribution fee--Class C...............            2,863
   Custodian's fees and expenses...........           94,000
   Reports to shareholders.................           58,000
   Registration fees.......................           55,000
   Legal fees and expenses.................           45,000
   Audit fees and expenses.................           25,000
   Trustees' fees and expenses.............           18,000
   Transfer agent's fees and expenses......           17,000
   Amortization of deferred organization
      costs................................           10,175
   Miscellaneous...........................            3,462
                                              ----------------
      Total expenses.......................          814,591
                                              ----------------
Net investment income......................          215,623
                                              ----------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................      (13,085,646)
   Financial futures transactions..........           49,464
                                              ----------------
                                                 (13,036,182)
                                              ----------------
Net change in unrealized appreciation
   (depreciation) on investments...........       16,934,815
                                              ----------------
Net gain on investments....................        3,898,633
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $  4,114,256
                                              ----------------
                                              ----------------

PRUDENTIAL MID-CAP VALUE FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                                    May 11, 1998(a)
                                      Year Ended        Through
Increase In                          January 31,      January 31,
Net Assets                               2000            1999
Operations
   Net investment income...........  $    215,623    $     224,541
   Net realized loss on
      investments..................   (13,036,182)        (194,466)
   Net change in unrealized
      appreciation (depreciation)
      of investments...............    16,934,815      (23,971,044)
                                     ------------   ---------------
   Net increase (decrease) in net
      assets resulting from
      operations...................     4,114,256      (23,940,969)
                                     ------------   ---------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A......................            --           (3,330)
      Class B......................            --           (1,869)
      Class C......................            --              (11)
      Class Z......................            --         (219,331)
                                     ------------   ---------------
                                               --         (224,541)
                                     ------------   ---------------
   Dividends in excess of net
      investment income
      Class A......................            --           (2,195)
      Class B......................            --           (1,232)
      Class C......................            --             (201)
      Class Z......................            --         (144,619)
                                     ------------   ---------------
                                               --         (148,247)
                                     ------------   ---------------
   Distributions from net realized
      capital gains on investments
      Class A......................            --           (1,490)
      Class B......................            --           (3,345)
      Class C......................            --             (315)
      Class Z......................            --          (78,519)
                                     ------------   ---------------
                                               --          (83,669)
                                     ------------   ---------------
   Distributions from paid in
      capital
      Class A......................            --           (2,522)
      Class B......................            --           (2,120)
      Class C......................            --             (280)
      Class Z......................            --         (160,667)
                                     ------------   ---------------
                                               --         (165,589)
                                     ------------   ---------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares sold...     3,350,019      108,338,129
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............            --          621,170
   Cost of shares reacquired.......   (47,386,071)      (2,014,234)
                                     ------------   ---------------
   Net increase (decrease) in net
      assets from fund share
      transactions.................   (44,036,052)     106,945,065
                                     ------------   ---------------
Total increase (decrease)..........   (39,921,796)      82,382,050
Net Assets
Beginning of period................    82,482,050          100,000
                                     ------------   ---------------
End of period(b)...................  $ 42,560,254    $  82,482,050
                                     ------------   ---------------
                                     ------------   ---------------
---------------
(a) Commence of investments
   operations......................
(b) Includes undistributed net
   investments income of:..........  $    215,623               --
                                     ------------   ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                     PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------
Prudential Mid-Cap Value Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was organized in Delaware on October 24, 1997 as a business trust. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z shares of beneficial interest for $100,000 on April 14, 1998 to Prudential Investments Fund Management LLC ('PIFM').

The Fund's investment objective is to achieve long-term capital growth by investing primarily in equity-related securities of mid-cap companies, ranging from $1 billion to $5 billion in market capitalization.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the last sale price or, if there was no sale, at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreement: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains in excess of loss carryforwards, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                     PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Offering and Organization Expenses: Approximately $175,000 and $125,000 of expenses were incurred in connection with the initial offering and organization of the Fund, respectively. These costs have been deferred and are being amortized ratably over a period of sixty months for organization expense and twelve months for offering costs from the date the Fund commenced investment operations.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays a portion of its management fee to PIC for such investment advisory services and pays the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. From February 1, 1999 to November 21, 1999 such expenses under the Plans were
 .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the period November 22, 1999 to January 31, 2000, the expenses under the Plans were .25 of 1%, .25 of 1% and .25 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received approximately $9,100 and $930 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended January 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended January 31, 2000, it received approximately $18,500 and $400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

Prudential Securities Incorporated, PIFM and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion and interest on any borrowings will be at market rates. For the period 3/11/99-3/9/00, the commitment fee on the unused portion of the credit facility was .065 of 1%. Subsequent to March 9, 2000, the SCA was renewed with a maximum commitment of $1 billion at a commitment fee of .080 of 1% of the unused portion of the credit facility. The expiration date of the SCA is March 9, 2001. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts during the year ended January 31, 2000. The purpose of the credit agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended January 31, 2000, the Fund incurred fees of approximately $14,700 for the services of PMFS. As of January 31, 2000, approximately $1,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

During the year ended January 31, 2000, PSI earned approximately $48 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                     PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities of the Fund, other than short-term investments, for the year ended January 31, 2000 were $22,534,421 and $62,135,132, respectively.

The cost basis of investments for federal income tax purposes of January 31, 2000 was $50,540,671 and accordingly, net unrealized depreciation of investments for federal income tax purposes was $7,175,384 (gross unrealized appreciation--$1,813,319; gross unrealized depreciation--$8,988,703).

The Fund will elect, for United States federal income tax purposes, to treat net long-term capital losses of approximately $2,658,000 incurred in the three months ended January 31, 2000 as having been incurred in the following fiscal year.

For federal income tax purposes, the Fund had a capital loss carryforward as of January 31, 2000 of $10,517,204 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of January 31, 2000, the Fund had 0.6% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $4,009,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $150,000,000, repurchase price $150,023,833, due 2/1/00. The value of the collateral including accrued interest was $153,133,078.

Credit Suisse First Boston Corp., 5.74%, in the principal amount of $75,000,000, repurchase price $75,011,958, due 2/1/00. The value of the collateral including accrued interest was $77,491,043.

Credit Suisse First Boston Corp., 5.73%, in the principal amount of $125,000,000, repurchase price $125,019,895, due 2/1/00. The value of the collateral including accrued interest was $129,169,641.

Greenwich Capital Markets, Inc., 5.72%, in the principal amount of $100,000,000, repurchase price $100,015,888, due 2/1/00. The value of the collateral including accrued interest was $102,001,008.

Goldman, Sachs & Co., 5.7%, in the principal amount of $230,536,000, repurchase price $230,572,501, due 2/1/00. The value of the collateral including accrued interest was $235,147,150.

Merrill Lynch, Pierce, Fenner & Smith, Inc., 5.6%, in the principal amount of $25,000,000, repurchase price $25,003,888, due 2/1/00. The value of the collateral including accrued interest was $25,501,335.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.001 per value per share, divided into four classes, designated Class A, Class B, Class C and Class Z shares

Transactions in shares of beneficial interest for the year ended January 31, 2000 and the period May 11, 1998 through January 31, 1999 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended January 31, 2000:
Shares sold.......................      163,152    $   1,354,506
Shares reacquired.................     (155,056)      (1,235,584)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............        8,096          118,922
Shares issued upon conversion from
  Class B.........................        6,622           54,877
                                    -----------    -------------
Net increase in shares
  outstanding.....................       14,718    $     173,799
                                    -----------    -------------
                                    -----------    -------------
May 11, 1998(a) through
  January 31, 1999:
Shares sold.......................      300,197    $   2,535,490
Shares issued in reinvestment of
  dividends and distributions.....        1,092            9,046
Shares reacquired.................     (114,344)        (897,466)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      186,945        1,647,070
Shares issued upon conversion from
  Class B.........................          655            5,960
                                    -----------    -------------
Net increase in shares
  outstanding.....................      187,600    $   1,653,030
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                     PRUDENTIAL MID-CAP VALUE FUND
-------------------------------------------------------------------------------

Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended January 31, 2000:
Shares sold.......................      135,482    $   1,123,676
Shares reacquired.................     (271,818)      (2,165,873)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (136,336)      (1,042,197)
Shares reacquired upon conversion
  into Class A....................       (6,638)         (54,877)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (142,974)   $  (1,097,074)
                                    -----------    -------------
                                    -----------    -------------
May 11, 1998(a) through
  January 31, 1999:
Shares sold.......................      534,568    $   4,732,367
Shares issued in reinvestment of
  dividends and distributions.....        1,010            8,384
Shares reacquired.................      (96,098)        (770,787)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      439,480        3,969,964
Shares reacquired upon conversion
  into Class A....................         (655)          (5,960)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      438,825    $   3,964,004
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended January 31, 2000:
Shares sold.......................       29,860    $     254,289
Shares reacquired.................      (33,150)        (263,426)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................       (3,290)   $      (9,137)
                                    -----------    -------------
                                    -----------    -------------
May 11, 1998(a) through
  January 31, 1999:
Shares sold.......................       45,554    $     413,942
Shares issued in reinvestment of
  dividends and distributions.....           91              755
Shares reacquired.................      (10,828)         (84,510)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       34,817    $     330,187
                                    -----------    -------------
                                    -----------    -------------
Class Z                               Shares          Amount
----------------------------------  -----------    -------------
Year ended January 31, 2000:
Shares sold.......................       73,159    $     617,548
Shares reacquired.................   (5,271,938)     (43,721,188)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (5,198,779)   $ (43,103,640)
                                    -----------    -------------
                                    -----------    -------------
May 11, 1998(a) through
  January 31, 1999:
Shares sold.......................   10,078,396    $ 100,656,330
Shares issued in reinvestment of
  dividends and distributions.....       72,912          602,985
Shares reacquired.................      (32,318)        (261,471)
                                    -----------    -------------
Net increase in shares
  outstanding.....................   10,118,990    $ 100,997,844
                                    -----------    -------------
                                    -----------    -------------

As of January 31, 2000, Prudential and its affiliates owned 72,089, 8,908 and 5,145,279 of the outstanding shares of Class A, C and Z shares, respectively.

------------------------------------------------------------
Note 7. Subsequent Event

On March 1, 2000, the Board of Trustees decided it was in the shareholders' best interests to liquidate the Fund as soon as practicable and no later than July 31, 2000. The Fund previously had suspended the sale of shares to new accounts on November 29, 1999 because the Fund's Board of Trustees was considering whether to liquidate the Fund or merge it into another Prudential mutual fund. Effective March 10, 2000, shares of the Fund may no longer be purchased by any existing shareholder accounts. The current exchange privilege of obtaining shares of other Prudential mutual funds and the current redemption rights are still in effect.
---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

Financial Highlights                               PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                            Class A
                                                                             -------------------------------------
                                                                                                  May 11, 1998(a)
                                                                                Year Ended            Through
                                                                               January 31,          January 31,
                                                                                 2000(e)              1999(e)
                                                                             ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................         $ 7.65               $10.00
                                                                                   -----                -----
Income from investment operations
Net investment income (loss).............................................            .02                  .01
Net realized and unrealized gain (loss) on investment transactions.......            .12                (2.31)
                                                                                   -----                -----
   Total from investment operations......................................            .14                (2.30)
                                                                                   -----                -----
Less distributions
Dividends from net investment income.....................................             --                 (.02)
Dividends in excess of net investment income.............................             --                 (.01)
Distributions in excess of net realized gains............................             --                 (.01)
Distributions from paid-in-capital.......................................             --                 (.01)
                                                                                   -----                -----
   Total distributions...................................................             --                 (.05)
                                                                                   -----                -----
Net asset value, end of period...........................................         $ 7.79               $ 7.65
                                                                                   -----                -----
                                                                                   -----                -----
TOTAL RETURN(c):.........................................................           1.70%               23.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................         $1,595               $1,455
Average net assets (000).................................................         $1,799               $1,115
Ratios to average net assets(b):
   Expenses, including distribution fees.................................           1.46%                1.54%(b)
   Expenses, excluding distribution fees.................................           1.21%                1.29%(b)
   Net investment income (loss)..........................................            .19%                 .10%(b)
Portfolio turnover rate..................................................             38%                  19%
                                                                                          Class B
                                                                           -------------------------------------
                                                                                                May 11, 1998(a)
                                                                              Year Ended            Through
                                                                             January 31,          January 31,
                                                                               2000(e)              1999(e)
                                                                           ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $   7.65              $10.00
                                                                                 ------               -----
Income from investment operations
Net investment income (loss).............................................          (.04)               (.04)
Net realized and unrealized gain (loss) on investment transactions.......           .13               (2.29)
                                                                                 ------               -----
   Total from investment operations......................................           .09               (2.33)
                                                                                 ------               -----
Less distributions
Dividends from net investment income.....................................            --                  --(d)
Dividends in excess of net investment income.............................            --                  --(d)
Distributions in excess of net realized gains............................            --                (.01)
Distributions from paid-in-capital.......................................            --                (.01)
                                                                                 ------               -----
   Total distributions...................................................            --                (.02)
                                                                                 ------               -----
Net asset value, end of period...........................................      $   7.74              $ 7.65
                                                                                 ------               -----
                                                                                 ------               -----
TOTAL RETURN(c):.........................................................          1.05%             (23.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $  2,310              $3,377
Average net assets (000).................................................      $  3,466              $2,528
Ratios to average net assets(b):
   Expenses, including distribution fees.................................          2.08%               2.29%(b)
   Expenses, excluding distribution fees.................................          1.21%               1.29%(b)
   Net investment income (loss)..........................................          (.47)%              (.66)%(b)
Portfolio turnover rate..................................................            38%                 19%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.
(e) Calculated based on weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                               PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                                            Class C
                                                                             -------------------------------------
                                                                                                  May 11, 1998(a)
                                                                                Year Ended            Through
                                                                               January 31,          January 31,
                                                                                 2000(e)              1999(e)
                                                                             ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................         $ 7.65               $10.00
                                                                                   -----                -----
Income from investment operations
Net investment income (loss).............................................           (.04)                (.04)
Net realized and unrealized gain (loss) on investment transactions.......            .13                (2.29)
                                                                                   -----                -----
   Total from investment operations......................................            .09                (2.33)
                                                                                   -----                -----
Less distributions
Dividends from net investment income.....................................             --                   --(d)
Dividends in excess of net investment income.............................             --                   --(d)
Distributions in excess of net realized gains............................             --                 (.01)
Distributions from paid-in-capital.......................................             --                 (.01)
                                                                                   -----                -----
   Total distributions...................................................             --                 (.02)
                                                                                   -----                -----
Net asset value, end of period...........................................         $ 7.74               $ 7.65
                                                                                   -----                -----
                                                                                   -----                -----
TOTAL RETURN(c):.........................................................           1.05%              (23.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................         $  263               $  286
Average net assets (000).................................................         $  330               $  260
Ratios to average net assets(b):
   Expenses, including distribution fees.................................           2.07%                2.29%(b)
   Expenses, excluding distribution fees.................................           1.21%                1.29%(b)
   Net investment income (loss)..........................................           (.43)%               (.66)%(b)
Portfolio turnover rate..................................................             38%                  19%
                                                                                          Class Z
                                                                           -------------------------------------
                                                                                                May 11, 1998(a)
                                                                              Year Ended            Through
                                                                             January 31,          January 31,
                                                                               2000(e)              1999(e)
                                                                           ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $   7.64             $  10.00
                                                                                 ------               ------
Income from investment operations
Net investment income (loss).............................................           .03                  .02
Net realized and unrealized gain (loss) on investment transactions.......           .13                (2.32)
                                                                                 ------               ------
   Total from investment operations......................................           .16                (2.30)
                                                                                 ------               ------
Less distributions
Dividends from net investment income.....................................            --                 (.02)
Dividends in excess of net investment income.............................            --                 (.01)
Distributions in excess of net realized gains............................            --                 (.01)
Distributions from paid-in-capital.......................................            --                 (.02)
                                                                                 ------               ------
   Total distributions...................................................            --                 (.06)
                                                                                 ------               ------
Net asset value, end of period...........................................      $   7.80             $   7.64
                                                                                 ------               ------
                                                                                 ------               ------
TOTAL RETURN(c):.........................................................          1.96%              (23.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $ 38,391             $ 77,364
Average net assets (000).................................................      $ 58,852             $ 83,452
Ratios to average net assets(b):
   Expenses, including distribution fees.................................          1.21%                1.29%(b)
   Expenses, excluding distribution fees.................................          1.21%                1.29%(b)
   Net investment income (loss)..........................................           .39%                 .39%(b)
Portfolio turnover rate..................................................            38%                  19%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Less than $.005 per share.
(e) Calculated based on weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Report of Independent Accountants                  PRUDENTIAL MID-CAP VALUE FUND
--------------------------------------------------------------------------------
To the Trustees and Shareholders of
Prudential Mid-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Mid-Cap Value Fund (the 'Fund') at January 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 11, 1998 (commencement of operations) through January 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As disclosed in Note 7, on March 1, 2000, the Board of Trustees elected to liquidate the Fund as soon as practicable and no later than July 31, 2000.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
March 21, 2000
--------------------------------------------------------------------------------

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Mid-Cap Value Fund vs. the S&P Mid-Cap 400 Index

Class A
(CHART)

Average Annual Total Returns
With Sales Charge    As of 1/31/00
Since Inception            -15.78%
One Year                    -3.39
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception            -13.24%
One Year                     1.70

Class B
(CHART)

Average Annual Total Returns
With Sales Charge    As of 1/31/00
Since Inception            -15.75%
One Year                    -3.95
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception            -13.75%
One Year                     1.05

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in Prudential Mid-Cap Value Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's Mid-Cap 400 Stock Index (S&P Mid-Cap 400 Index) by portraying the initial account values of Class A, B, C, and Z shares, and their values at the end of the fiscal year (January 31), as measured on a quarterly basis, beginning May 11, 1998. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on January 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

Class C
(CHART)

Average Annual Total Returns
With Sales Charge    As of 1/31/00
Since Inception            -14.25%
One Year                    -0.96
----------------------------------
Without Sales Charge As of 1/31/00
Since Inception            -13.75%
One Year                     1.05

Class Z
(CHART)

Average Annual Total Returns
                     As of 1/31/00
Since Inception            -13.12%
One Year                     1.96

The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation, giving a broad look at how mid-cap stock prices have performed. The S&P Mid-Cap 400 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Fund Family
-------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
  Small Capitalization Growth Fund
  Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
  International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
  Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Target Funds
  Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series

Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852


Fund Symbols       NASDAQ           CUSIP
     Class A         --           744353103
     Class B         --           744353202
     Class C         --           744353301
     Class Z       PMCZX          744353400

---------------------------------------
visit our website at www.prudential.com
---------------------------------------

Trustees
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO) Printed on Recycled Paper

Fund Symbols       NASDAQ           CUSIP
     Class A         --           744353103
     Class B         --           744353202
     Class C         --           744353301
     Class Z       PMCZX          744353400

---------------------------------------
visit our website at www.prudential.com
---------------------------------------

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


MF184E      (LOGO)Printed on Recycled Paper